AMENDMENT NO. 1 TO
LOAN AND SECURITY AGREEMENT
This Amendment No. 1, dated as of January 31, 2014 (this “Amendment”), is among DT Funding, LLC, as borrower (the “Borrower”), DT Credit Company, LLC, as servicer (the “Servicer”), Wells Fargo Bank, National Association, as lender (the “Lender”), Wells Fargo Securities, LLC, as administrative agent (the “Administrative Agent”), and Wells Fargo Bank, National Association, as collateral custodian (in such capacity, the “Collateral Custodian”) and backup servicer (in such capacity, the “Backup Servicer”), and relates to the Loan and Security Agreement, dated as of November 20, 2012 (the “Original Loan Agreement” and, as amended by this Amendment, the “Loan Agreement”), in each case among the parties hereto.
Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Original Loan Agreement.
RECITALS
WHEREAS, the parties hereto desire to amend various provisions of the Original Loan Agreement on the terms and in the manner set forth herein.
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.01 Amendments.
(a)The definition of “Leverage Ratio” in Section 1.1 of the Original Loan Agreement is hereby deleted and replaced with the following:
“Leverage Ratio” means the ratio, computed as of the last day of each March, June, September and December, by dividing (i) the total assets of DTAC and DTAG on a consolidated or combined basis, as applicable, as of such date, determined in accordance with GAAP by (ii) the Net Worth on such date.
Section 1.02 Representation and Warranties.
(a)    Each of the Borrower and the Servicer represents and warrants to the other parties hereto as of the date hereof that (i) each of its representations and warranties set forth in the Original Loan Agreement is true and correct in all material respects as if made on the date hereof (except to the extent any such representation and warranty expressly refers to an earlier date) and (ii) upon the effectiveness of this Amendment, no Termination Event has occurred and is continuing.
(b)    Each of the Borrower and the Servicer by executing this Amendment hereby represents and warrants that (i) the individual executing this Amendment on behalf of such party is duly authorized to do so, (ii) such party has full right and authority to enter into this Amendment and to consummate the transactions described in this Amendment and (iii) each of

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this Amendment, the Original Loan Agreement and the Loan Agreement constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms.
Section 1.03 Conditions to Effectiveness. This Amendment shall become effective immediately when the parties hereto shall have received an executed counterpart of this Amendment.
Section 1.04 Waiver of Notice.
The parties hereto waive any notices required under the Original Loan Agreement in connection with this Amendment.
Section 1.05 Full Force and Effect.
(a)    Except as hereby modified pursuant to this Amendment, the Original Loan Agreement shall continue in full force and effect and is hereby ratified and confirmed by each of the Borrower and the Servicer in all respects. The Original Loan Agreement, this Amendment and each of the other Transaction Documents, taken together, constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof and thereof. Each of the Borrower and the Servicer understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, it shall not be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.
(b)    The execution and delivery of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lender under the Original Loan Agreement or any of the other Transaction Documents.
Section 1.06 GOVERNING LAW. THE PROVISIONS RELATING TO GOVERNING LAW CONTAINED IN SECTION 15.6 OF THE ORIGINAL LOAN AGREEMENT SHALL APPLY TO THIS AMENDMENT.
Section 1.07 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers or managers thereunto duly authorized, as of the date first above written.
DT FUNDING, LLC, as Borrower

By:
Name:
Title:

DT CREDIT COMPANY, LLC,
as Servicer

By:
Name:
Title:

Signature Page to Amendment No. 1
to Loan and Security Agreement

WELLS FARGO SECURITIES, LLC, as Administrative Agent

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Custodian and Backup Servicer

By:
Name:
Title:

Signature Page to Amendment No. 1
to Loan and Security Agreement